Exhibit 99.2 Sonic Automotive – Investor Presentation July 2020 Updated July 30, 2020

Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. These statements can generally be identified by lead-in words such as “may,” “will,” “should,” “could,” “believe,” “expect,” “estimate,” “anticipate,” “intend,” “plan,” “foresee” and other similar words or phrases. Statements that describe our Company’s objectives, plans or goals are also forward-looking statements. Examples of such forward-looking information we may be discussing in this presentation include, without limitation, the effects of COVID-19 on operations, anticipated future new vehicle unit sales volume, anticipated future used vehicle unit sales volume, anticipated future parts, service and collision repair (“Fixed Operations”) gross profit, anticipated expense reductions, long-term annual revenue targets, anticipated future growth and profitability in our EchoPark Segment, anticipated openings of new EchoPark stores, anticipated future performance and growth of our Franchised Dealerships Segment, anticipated liquidity positions, anticipated industry new vehicle sales volume, the implementation of growth and operating strategies, including acquisitions of dealerships and properties, the return of capital to stockholders, anticipated future success and impacts from the implementation of our strategic initiatives, and earnings per share expectations. You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties include, without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic expansion or contraction, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and other reports and information filed with the Securities and Exchange Commission (the “SEC”). These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation. We undertake no obligation to update any such statements, except as required under federal securities laws and the rules and regulations of the SEC. 2

Company Overview 3

Sonic Automotive: Who We Are QUICK FACTS Our Core Franchised Dealerships Segment is a 95 15 Full-Service Automotive Dealerships Collision Centers Retailer, Selling New and Used Vehicles, Arranging F&I Product Sales, and (NYSE: SAH) Providing Parts, Service a Fortune 500 and Collision Repair 20+ 12 Automotive Brands States Company and One of the Nation’s Largest Automotive Our High Growth Retailers EchoPark Segment Offers $10.5B $1.5B Revenue Gross Profit a Unique Approach to Pre- Owned Vehicle and F&I Sales Below-Market Pricing with a No Haggle Purchase 114K 162K Experience Drives New Vehicles Sold Used Vehicles Sold Industry-Leading Used Vehicle Volume Throughput Note: Revenue, Gross Profit, New and Used Vehicles Sold are for FY 2019 4

→ Investment Highlights



Multiple Growth And Profit Drivers For Franchised Segment

Broad Revenue Stream Diversification

Unique, High Return EchoPark Business Model

Plan To Grow Total Revenue To Over $20 Billion By 2025

Complementary Relationship – Sonic Franchised And EchoPark

Focused On Expense Control And Strengthening The Balance Sheet

Disciplined Capital Allocation To Accelerate EchoPark Growth

5

Revenue Composition BY GEOGRAPHY Geographic Footprint, Revenue Streams and Brand Mix Offer Attractive Diversification Across the Automotive Retail Space SC 2% NV 2% Other * 3% MD 2% VA 2% GA 3% NC 4% CA 28% AL 5% Concentration in Major Metro FL 6% Markets TN 7% CO 9% TX 27% Note: Percentages are Percent of Total Revenue for FY 2019 * Consists of Disposed Stores and Holding Companies 6

Revenue Composition – Diversified Revenue Streams Brand Distribution Business Line Mix % of % of New Vehicle Brand Revenue Franchise Brand Revenue Used Vehicle (Including Wholesale) BMW 23% Mercedes 11% Parts, Service & Collision Repair ("Fixed Operations") Audi 6% Finance & Insurance ("F&I") Lexus 4% Luxury 57% Land Rover 3% 16% Porsche 3% Cadillac 3% 9% 47% MINI 2% Other Luxury (1) 2% Honda 13% Toyota 8% 44% Import 24% Hyundai 1% Volkswagen 1% 35% Other Import (2) 1% EchoPark 11% Non-Franchise 11% Ford 4% 31% Domestic 8% 13% General Motors (3) 4% 5% (1) Includes Volvo, Jaguar, Acura and Infiniti Revenue Gross Profit (2) Includes Nissan, Subaru and Kia (3) Includes Chevrolet, GMC and Buick Note: Percentages are Percent of Total Revenue for FY 2019 Note: Percentages are Percent of Total for FY 2019 7

EchoPark Automotive – A Unique Growth Story The New Car Alternative™ Price. Quality. Convenience. Focus On 10% Below Pre-Owned Market – More Stable Market Than New Vehicle Pricing With Simplified, Easy Market Purchase Experience Unique, High Return Business Model 1 to 4-Year-Old 30% of Guests Vehicles - Nearly New With Travel More Than 30 Minutes Remaining OEM Warranty To Shop Our Inventory Expansion Plan For 140+ Point Distribution Network By 2025 8

EchoPark – High Volume Model Drives Superior Returns

Ultra-Low Pricing	Attractive F&I	High Volume Throughput
May Yield **Slightly Negative Front-End** Gross Profit Per Unit	**Higher Penetration Rates** On F&I Products vs. Sonic Franchised Stores	**5X** Volume Per Store Per Month vs. Sonic Franchised Stores

Gross Profit Per Unit ("GPU")	Franchised Used	EchoPark	B (W)
Front-End Used Vehicle GPU	$1,300	$(100)	
F&I GPU	$1,400	$2,250	
Parts and Service Reconditioning GPU	$500	-	
Total Used-Related GPU	$3,200	$2,150	($1,050)
Volume Differential Factor	x1	X5	
Pro Forma Comparative Used-Related Gross Profit	**$3,200**	**$10,750**	**$7,550**

Note: Amounts are estimates of future results used for comparative modeling purposes. Actual store results may differ.

Sonic Automotive EchoPark AUTOMOTIVE
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Complementary Relationship Between Segments Franchised Dealerships • Thrives When New Vehicle Industry Is • Strong Secular Growth Phase Due To: Healthy, Particularly Where Luxury  Focus On Recession-Resistant Brands Are Strong Pre-Owned Vehicle Market • Diverse Revenue Streams - Some  Below-Market Price Strategy Recession-Resistant  Simplified, Easy Purchase • Profitable Through 2008 Economic Experience Downturn - Relatively Low Fixed Costs And Multiple Operational Levers • If Pre-Owned Vehicle Valuations Decline, EchoPark Should: • Further Growth Opportunities:  Benefit From Rapid Inventory  Parts and Service Business Turns, Creating An Even Greater  Used Vehicles Pricing Advantage Over  F&I Penetration Competitors To Drive Additional Volume 10

Industry-Leading Used Vehicle Volume Throughput Retail Used Vehicle Unit Sales Per Store Per Month 518 440 Sold 561 Units Per Store In June 2020 205 101 94 77 Sold 110 Units Per Store In June 2020 Peer Average* Sonic Franchised Sonic Franchised CarMax** EchoPark EchoPark (Q1 2020) (Q2 2020) (Q1 2020) (Q2 2020) Utilize Highly Efficient Inventory Sourcing, Pricing And Selling Processes To Maximize Throughput * Peer Average Is Store Count As Of And Unit Sales For The Quarter Ended March 31, 2020 (Q2 2020 Data Not Available As Of Date Of This Report) For ABG, AN, GPI, LAD And PAG ** CarMax Data Is Store Count As Of And Unit Sales For The Quarter Ended May 31, 2020 Note: Data Source – Company Filings, Company Websites 11

Inventory Management Expertise Used Vehicle Inventory Days’ Supply 59 52 Days Supply = 31 Days As Of June 30, 2020 On Trailing One-Month Cost of Sales Basis Days Supply = 22 Days As Of June 30, 38 2020 On Trailing 34 One-Month Cost of Sales Basis 29 25 Peer Average* Sonic Franchised Sonic Franchised CarMax** EchoPark EchoPark (March 31, 2020) (June 30, 2020) (March 31, 2020) (June 30, 2020) Low Inventory Days’ Supply Reduces Risk Of Fluctuations In Used Vehicle Valuations And Allows Us To Take Advantage Of Lower Wholesale Prices To Reduce Inventory Acquisition Cost – Data Analytics Tools Enable Accuracy, Consistency And Scalability Of Used Inventory Sourcing And Pricing * Peer Average Includes ABG, AN, GPI, LAD And PAG As Of March 31, 2020 (June 30, 2020 Data Not Available As Of Date Of This Report) ** CarMax Data Is As Of May 31, 2020 Note: Data Source – Company Filings, Calculated Based On Trailing Quarter Cost Of Sales If Not Explicitly Disclosed 12

Strategic Direction

Franchised Dealerships	EchoPark	Capital Allocation
Drive New And Used Vehicle Profit Growth Through Multiple Channels (Traditional Sale Or Lease, Online Selling, Alternative Sources Of Inventory)	Early Stage Strong Secular Growth Phase	Opportunistic Divestitures Of Underperforming Or Capital-Intensive Franchised Dealerships
Continued Growth Opportunity In Parts & Service, F&I	Profitability Improving As Older Stores Continue To Mature	Strategically Deploy Capital To Accelerate EchoPark's Already Strong Growth
Ongoing Profitability Enhancement Through SG&A Expense Control, Inventory Management	Expect 3 Additional Retail Hub Locations And 3 Delivery & Buy Centers By The End Of 2020	Continue To Monitor Franchised Dealership Acquisition Opportunities As Market Evolves
	Accelerated Growth Plan For 140+ Point Distribution Network Delivering Over 500,000 Incremental Unit Sales Annually By 2025	

Sonic Automotive EchoPark AUTOMOTIVE 13

EchoPark Accelerated Expansion Plan 14

EchoPark – Developing Nationwide Distribution Network 140+ Point Distribution Network By 2025 Existing Planned Retail Planned Retail Delivery & Buy Center Retail Hub Hub In 2020 Hub In 2021 Coverage Area 15

EchoPark – Modeled 4-Wall Economics At Maturity

(Modeled Metrics Assume 100% Maturity)	Delivery & Buy Center	Medium Retail Hub	Large Retail Hub
Average Monthly Retail Unit Volume	300	750	1,500
Average Vehicle Selling Price	$ 20,500	$ 20,500	$ 20,500
Total Annual Revenues	$ 82,000,000	$ 210,000,000	$ 420,000,000
Total Combined Gross Profit Per Unit Retailed ("GPU")	$ 1,700	$ 2,150	$ 2,150
Target SG&A Expenses as % of Gross Profit	65%	60%	60%
Average Monthly Pre-Tax Profit	**$ 175,000**	**$ 600,000**	**$ 1,200,000**
Average Compensation Per Employee (with Fringe)	$ 68,000	$ 78,000	$ 78,000
Total Headcount	7	105	170
Sales Experience Guide ("EG") Headcount	N/A	25	50
Average Retail Unit Sales Per EG Per Month	N/A	30.0	30.0
Target Inventory Days' Supply	N/A	30 Days	30 Days
Working Capital Investment	$ -	$ 15,000,000	$ 31,000,000
Vehicle Floor Plan Financing	$ -	$ (15,000,000)	$ (31,000,000)
Capital Expenditures (Varies By Market)	$1-$2 Million	$7-$12 Million	$20-$25 Million
Total Capital Investment	$1-$2 Million	$7-$12 Million	$20-$25 Million
Pre-Tax Return On Investment	**55%+**	**35% - 50%**	**28% - 33%**

Note: Estimate average pre-tax losses of $2 million per new medium or large retail hub opening including hiring, training and other pre-opening expenses, plus operating losses incurred prior to targeted breakeven. Pre-tax losses for new delivery & buy center locations are expected to be approximately $0.2 million per location.
Note: Amounts are estimates of future results used for comparative modeling purposes. Actual store results may differ.

Sonic Automotive EchoPark AUTOMOTIVE
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EchoPark – Delivery & Buy Center Rollout

EchoPark AUTOMOTIVE



Existing Charlotte Store | New Market With Delivery & Buy Center

Delivery & Buy Center Model

- Tremendous Operating Leverage Utilizing Existing Physical Store For Inventory Reconditioning
- Advertise Inventory In Surrounding Markets
- Complete E-Commerce Sales Into New Markets
- Inspect & Buy Vehicles From Guests After Appraisal With Car Cash App
- Arrange Next-To-Last-Mile Transit To EchoPark Delivery & Buy Center
- Guest Picks Up Vehicle At EchoPark Delivery & Buy Center Near Their Home

Strategic Advantages

- Quick Entry Into New Markets With Minimal Capital Expenditures Or Overhead Costs
- Same Guest-Centric Purchase Experience And Convenience
- Efficient Blend Of Brick And Mortar And E-Commerce Distribution Network

2020 Delivery & Buy Center Openings

- Greenville, SC (Opened July 2020)
- Columbia, SC
- Austin, TX

Sonic Automotive EchoPark AUTOMOTIVE 17

EchoPark – Delivery & Buy Center Rollout Greenville, SC Opened July 24 18

EchoPark – 5-Year Accelerated Growth Forecast Total Revenues (In Billions) $14.0 Pre-Tax Profit (In Millions) EBITDA (In Millions) Retail Unit Sales Volume $261.0 $221.0 575,000 $28.0 $16.0 65,000 55% 2020E 2025E 2020E 2025E 2020E 2025E CAGR Rate Of Expansion Total Addressable Market • Expect to Open 25 Locations • ~20 Million 0-4 Year Old Per Year From 2021-2025 Vehicle Transactions Annually • 20 Delivery & Buy Centers • Existing 10 Stores Generate $1.6 • 5 Medium Or Large Retail >300,000 Unique Leads On An Hubs Annualized Basis • See 4-Wall Model On Prior • Rapid Expansion To Meet Slide Current Demand And Considerable Upside Opportunity 2020E 2025E Note: Amounts are estimates of future results used for modeling purposes. Actual results may differ materially. 19

EchoPark Accelerated Expansion Plan Enablers 20

EchoPark – Brand Promise Price. Quality. Convenience. Up To 40% Below 10% Below Used High Quality, Low Transparent New Vehicle Price Vehicle Market Price Mileage Vehicle With Guest-Centric Existing Warranty Experience New Car Feel Zero Reported Buy & Sell Complete Purchase Without The New Accidents On Your Way – In Under An Hour Car Price CARFAX On-Site Or Online The Full Omni- Channel Option 21

EchoPark – Full Omni-Channel Infrastructure

EchoPark AUTOMOTIVE

Buy & Sell Your Way

ON-SITE | ONLINE

Customer Facing Technology

- Proprietary EchoPark E-Commerce User Interface Developed By Cox Automotive
- Appraise/Sell Your Old Car
- Buy Your Nearly New Car
- Darwin Automotive – Bridging Online And On-Site Experience

People

- Guest Experience Managers
- Centralized Appraisals, Inventory Sourcing, Pricing
- Centralized Call Support
- Centralized F&I
- Centralized Marketing

Proprietary Technology

- Utilize SIMS, Python Analytics, Robotic Process Automation, Hyper-Intelligence Technology

Sonic Automotive EchoPark AUTOMOTIVE

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Buy & Sell Your Way Buy & Sell Buy Begin Online, Buy Your Way On-Site Finish On-Site Online • Our Blend Of Brick And • Complete A Traditional • Research Online, • Complete An E- Mortar And E- Vehicle Purchase Utilize Web Chat, Text, Commerce Transaction Commerce Strategies Experience With A Phone, Zoom To In Minutes Allows Guests To Modern, Technology- Reduce In-Person Choose Their Preferred Enabled Approach Process • Select Insurance Buying Approach Products And Arrange • Can Be Completed In • Pick Up And Finalize Financing • A Flexible, Guest- Under An Hour Deal At A Dealership Centric Experience Or Delivery & Buy • Pick Up Vehicle At The Center with Options Store Or Curbside At Our Delivery & Buy • Car Cash App Center Appraisal Technology Puts The Right Price Represents 15% Of Q2 2020 Vehicle On Trade-In Vehicle Sales Transactions 23

EchoPark Segment Historical Data 24

EchoPark – Historical Growth Path $350 16,000 13,986 $300 13,206 13,207 14,000 Q2 2020 Volume % Change 12,587 12,676 By Month Vs. 2019 12,000 $250 11,051 April 2020 (30%) 10,000 $200 May 2020 9% 8,762 June 2020 35% 7,459 7,698 8,000 (In Millions) (In $150 5,518 6,000 4,496 $100 4,000 2,400 2,049 $50 1,585 1,685 1,673 2,000 941 1,136 660 881 920 764 212 $- - Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2014 2015 2015 2015 2015 2016 2016 2016 2016 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 2019 2019 2020 2020 Quarterly Retail Units Quarterly Revenue Post-COVID-19, We Expect To Return To High Rate Of Revenue And Unit Sales Volume Growth From Maturity Of Existing Markets And New Market Openings 25

EchoPark – Adjusted EBITDA Trend $6,352 $6,000 $5,569 $5,299 $5,169 $4,957 $4,792 $4,000 FY 2019 Adjusted EBITDA of $21.4 Million, Up 302% From FY 2018 $2,000 (In Thousands) $- Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 ($1,115) Q1 & Q2 2020 Negatively Impacted $(2,000) By COVID-19 ($2,168) ($2,059) ($2,802) New Store Openings Reduced ($3,029) ($3,353) EBITDA By $0.9 Million in Q1 2020, $(4,000) $1.0 Million in Q2 2020 Note: Refer To Appendix For Calculation And Reconciliation of Adjusted EBITDA (A Non-GAAP Measure) 26

EchoPark – Market Maturity Comparison Average Monthly Retail Unit Volume - 150 300 450 600 750 900 1,050 1,200 1,350 1,500 1,650 1,800 Denver/Colorado Springs Opened Q4 2014 * Dallas Market Particularly Affected By Dallas COVID-19 In Early Q2 Acquired Q3 2017 2020, Rebounded To Sell 1,371 Units In Houston June 2020 Opened Q4 2018 Charlotte Opened Q4 2018 All Markets Were Cash Flow Positive In June 2020 – Long Beach Tampa Near Breakeven In Its Opened December 2019 Second Full Month Of Operation In June 2020 Tampa Opened April 2020 San Antonio Opened Q1 2018 ** Q2 2020 Q2 2019 * This Market Converted To Current EchoPark 1-4 Year Old Vehicle Inventory And Pricing Model In Q2 2018 ** This Market Began To Pilot An Outlet Model Selling 1-8 Year Old Vehicles In November 2019 27

Franchised Dealerships Segment 28

Franchised Dealerships Franchised Brands, Luxury 85 Dealerships 20+ Weighted New & Used Vehicle Sales Parts & Service (P&S) Finance & Insurance (F&I) Major Collision Metropolitan Repair Centers 15 20 Markets Focused On Inventory Mix and Attractive Pricing to Drive Growth and Profitability 29

Franchised Dealerships – Geographic Footprint Headquartered in 85 Stores, 20+ Brands, Platforms in Major Charlotte, NC 15 Collision Repair Centers Metro Markets 30

Franchised Dealerships – Strategic Levers Grow Parts and Service Acquire Potential High Maximize Return Stores F&I Penetration Divest Multiple Growth Underperforming Used Vehicle or Cap Ex Volume Intensive Stores Drivers Throughput SG&A Expense Inventory Discipline Sourcing Omni-Channel Selling EchoPark Learnings 31

Updated 2020 Outlook 32

YTD 2020 By Month Versus Prior Year

	% Change Better (Worse) From Comparable Prior Year Period						
	January	February	March	April	May	June	July[1]
Franchised dealerships segment same store:							
New vehicle unit sales volume	12%	11%	(34%)	(40%)	(20%)	(15%)	(18%)
Used vehicle unit sales volume	18%	24%	(30%)	(32%)	(8%)	5%	(3%)
Parts, service and collision repair gross profit	7%	12%	(8%)	(43%)	(27%)	(2%)	(5%)
EchoPark segment same store:							
Used vehicle unit sales volume	35%	50%	(19%)	(36%)	(3%)	18%	6%
EchoPark segment all stores:							
Used vehicle unit sales volume	45%	60%	(14%)	(30%)	9%	35%	22%
Consolidated Sonic:							
Total revenues	11%	14%	(30%)	(39%)	(17%)	(3%)	(10%)
Total gross profit	6%	14%	(23%)	(47%)	(19%)	7%	(2%)
SG&A expenses[2]	(1%)	(5%)	12%	32%	23%	11%	14%
Pre-tax income[2]	1736%	3752%	(82%)	(241%)	20%	146%	141%

	January	February	March	April	May	June	July[1]
SG&A expenses as % of gross profit - 2020	80.9%	79.1%	81.6%	100.6%	74.1%	63.2%	69.3%
SG&A expenses[2] as % of gross profit - 2019	85.3%	85.4%	71.4%	78.5%	77.8%	75.5%	78.8%

Last Month Of Quarter Historically Stronger Than First Two Months

(1) July 2020 Are Forecast Amounts
(2) 2019 Amounts Are Adjusted – Refer To Appendix For Reconciliation of Adjusted SG&A Expenses, Adjusted Pre-tax Income, And Adjusted SG&A Expenses As % Of Gross Profit (Non-GAAP Measures)

Sonic Automotive EchoPark Automotive 33

Illustrative Impact Of SG&A Expense Reductions $4.07 $84 Million Annualized $2.65 Expense Reductions All-Time Record Adjusted Annualized SG&A Pro Forma Illustrative EPS (FY 2019)(1) Expense Reduction Adjusted EPS (FY 2019) 7% Reduction In SG&A Expenses Modeled To Increase EPS By 54% (1) Amounts Are Adjusted – Refer To Appendix For Reconciliation of Adjusted EPS (Non-GAAP Measures) Note: Amounts Are Estimates Of Future Results Used For Comparative Modeling Purposes – Actual Results May Differ 34

Outlook – Franchised New Vehicles Franchised Dealerships New Vehicle Unit Sales Volume 14,000 Production Constraints Driving Inventory Shortages In Certain Makes/Models 12,000 Expected To Impact Sales In Second Half Of 2020 10,000 8,000 Expect Higher New 6,000 June Actuals Vehicle GPU To Continue 3% Better Than To Offset Lower Volume Previous 4,000 Forecast 2,000 - Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Original Forecast June 16th Forecast Current Forecast Due To Uncertainty Related To The COVID-19 Pandemic And The Resulting Economic Impact, Actual Results May Differ Materially From Management’s Forecast 35

Outlook – Franchised Used Vehicles Franchised Dealerships Retail Used Vehicle Unit Sales Volume 14,000 12,000 Back To Original Forecast in August 10,000 8,000 June Actuals 4% Better 6,000 Than Previous Forecast 4,000 2,000 - Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Original Forecast June 16th Forecast Current Forecast Due To Uncertainty Related To The COVID-19 Pandemic And The Resulting Economic Impact, Actual Results May Differ Materially From Management’s Forecast 36

Outlook – EchoPark Used Vehicles EchoPark Retail Used Vehicle Unit Sales Volume 8,000 7,000 6,000 5,000 Expect Continued Acceleration In Second Half 4,000 Of 2020 June Actuals 3% Better 3,000 Than Previous Forecast 2,000 1,000 - Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Original Forecast June 16th Forecast Current Forecast Due To Uncertainty Related To The COVID-19 Pandemic And The Resulting Economic Impact, Actual Results May Differ Materially From Management’s Forecast 37

Outlook – Franchised Fixed Operations Franchised Dealerships Fixed Operations Gross Profit $ $70,000 $60,000 $50,000 Uncertainty Related To $40,000 California Reopening (In Thousands) June Actuals 9% $30,000 Better Than Previous Forecast $20,000 $10,000 $- Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Original Forecast June 16th Forecast Current Forecast Due To Uncertainty Related To The COVID-19 Pandemic And The Resulting Economic Impact, Actual Results May Differ Materially From Management’s Forecast 38

Q2 2020 Financial Snapshot 39

Q2 2020 – Consolidated Continuing Operations B/(W) than Q2 2019 (In millions, except per share data) Q2 2020 $ % Revenues $2,111.9 ($502.2) (19.2%) Gross profit $307.4 ($73.9) (19.4%) SG&A expenses $230.4 $64.2 21.8% SG&A expenses as % of gross profit 74.9% 230 bps Earnings from continuing operations before taxes $37.4 $0.6 1.7% Continuing Ops: Net income(1) $31.0 $4.2 15.9% Diluted earnings per share(1) $0.71 $0.09 14.5% Revenues & Gross Profit Lower Due To The Effect Of Franchise Disposals In 2019 ($100 Million Of Revenue In Q2 2019) And Impact Of COVID-19 In Q2 2020 Expense Reductions In Q2 2020 Drove Profit And EPS Growth (1) Q2 2020 Includes $3.2 Million, Or $0.07 Per Share, Benefit From Non-Recurring Tax Item 40

Q2 2020 – Consolidated SG&A Expenses As % Of Gross Profit Expect To Reduce SG&A Expenses By Approximately $84 Million Annualized On Go- Forward Basis, Compared To Pre-COVID-19 Levels 230 bps Better 74.9% 77.2% 22.2% 22.4% 3.5% 4.3% 47.5% 45.6% 2.6% 4.0% Q2 2020 Q2 2019 Advertising Comp Rent Other 41

Strong Balance Sheet And Liquidity June 30, 2020 December 31, 2019 (In Millions) Cash and cash equivalents $ 115.7 $ 29.1 Availability under the 2016 Revolving Credit Facility 183.4 230.7 Availability under our used vehicle floor plan facilities(1) - 17.1 Availability under the 2019 Mortgage Facility 3.1 3.1 Availability under the 2020 Line Of Credit Facility 69.0 - Floor plan deposit balance 83.9 - Total available liquidity resources $ 455.1 $ 280.0 Covenant Requirement* June 30, 2020 December 31, 2019 Liquidity ratio >= 1.05 1.13 1.11 Fixed charge coverage ratio >= 1.20 2.10 1.60 Total lease adjusted leverage ratio <= 5.75 3.23 3.21 Net debt to Adjusted EBITDA ratio(2) 1.76 2.20 Strategic Management Actions Have Increased Available Liquidity During The COVID-19 Pandemic * As Defined In The 2016 Revolving Credit Facility and 2019 Mortgage Facility (1) During Q2 2020 Sonic Converted Its Used Vehicle Floor Plan Facilities From A Borrowing Base To A VIN-Specific Floor Plan Line. The June 30, 2020 Availability Under This Line Was $98.8 Million. (2) Refer To Appendix For Calculation And Reconciliation of Adjusted EBITDA and Net Debt To Adjusted EBITDA Ratio (Non-GAAP Measures) 42

Capital Expenditure Discipline Gross Capital Expenditures (In Millions) $234.2 $163.6 $125.6 $133.1 $80.0 FY 2017 FY 2018 FY 2019 FY 2020E FY 2020E (Less Mortgage Proceeds) Strict Capital Allocation Strategy Prioritizes Highest Return On Investment Actual YTD Q2 2020 Gross Capital Expenditures Of $61.7 Million, $27.5 Million Net Of Mortgage Proceeds 43

APPENDIX 44

Non-GAAP Reconciliation – Segment Income Franchised Dealerships EchoPark Segment Segment Consolidated (In millions, except unit data) Q2 2020 Q2 2019 Q2 2020 Q2 2019 Q2 2020 Q2 2019 Revenues $ 1,796.6 $ 2,322.4 $ 315.3 $ 291.7 $ 2,111.9 $ 2,614.1 Gross profit $ 280.3 $ 353.4 $ 27.1 $ 27.9 $ 307.4 $ 381.3 SG&A expenses $ 209.5 $ 272.3 $ 20.9 $ 22.2 $ 230.4 $ 294.5 Segment income $ 35.7 $ 35.1 $ 2.6 $ 1.7 $ 38.3 $ 36.8 Impairment charges (0.8) - - - (0.8) - Earnings (loss) from continuing operations before taxes $ 34.9 $ 35.1 $ 2.6 $ 1.7 $ 37.5 $ 36.8 Adjusted net income (loss) from continuing operations $ 27.8 $ 26.8 Non-recurring tax benefit 3.2 - Net income (loss) from continuing operations $ 31.0 $ 26.8 New vehicle unit sales volume 19,891 28,196 - - 19,891 28,196 Retail used vehicle unit sales volume 23,973 28,871 13,207 12,587 37,180 41,458 Note: Segment Income (Loss) Defined As Earnings (Loss) From Continuing Operations Before Taxes And Impairment Charges 45

Non-GAAP Reconciliation – Earnings Per Share Q2 2020 Q2 2019 Weighted- Per Weighted- Per Average Share Average Share (In thousands, except per share amounts) Shares Amount Amount Shares Amount Amount Diluted earnings (loss) and shares from continuing operations 43,575 $ 30,996 $ 0.71 43,230 $ 26,751 $ 0.62 Items of interest: Non-recurring tax benefit (3,175) - Adjusted diluted earnings (loss) and shares from continuing operations 43,575 $ 27,821 $ 0.64 43,230 $ 26,751 $ 0.62 FY 2019 Weighted- Per Average Share (In thousands, except per share amounts) Shares Amount Amount Diluted earnings (loss) and shares from continuing operations 43,710 $ 144,537 $ 3.31 Pre-tax items of interest: Gain on franchise disposals $ (75,983) Executive transition costs 6,264 Impairment charges 19,618 Loss on extinguishment of debt 7,157 Total pre-tax items of interest $ (42,944) Tax effect of above items 14,193 Non-recurring tax items - Adjusted diluted earnings (loss) and shares from continuing operations 43,710 $ 115,786 $ 2.65 46

Non-GAAP Reconciliations – Adjusted Earnings (In millions) FY 2019 Gross profit $ 1,521.0 SG&A expenses $ 1,099.4 Items of interest: Gain on franchise disposals $ 76.0 Executive transition costs (6.3) Legal and storm damage charges - Long-term compensation charges - Lease exit adjustments - Adjusted SG&A expenses (excluding items of interest) $ 1,169.1 SG&A expenses as % of gross profit 72.3% Adjusted SG&A expenses (excluding items of interest) as % of gross profit 76.9% (In millions) FY 2019 GAAP pre-tax income $ 199.6 Gain on franchise disposals $ (76.0) Executive transition costs 6.3 Impairment charges 19.6 Loss on extinguishment of debt 7.2 Subtotal: Pre-tax items of interest $ (42.9) Adjusted pre-tax income $ 156.7 47

Non-GAAP Reconciliations – Adjusted Earnings 2019 (In millions) January February Marc h April May June July Gross profit $ 116.3 $ 108.0 $ 134.7 $ 123.9 $ 129.1 $ 128.3 $ 126.9 SG&A expenses $ 53.6 $ 92.2 $ 101.3 $ 97.7 $ 100.4 $ 96.4 $ 100.0 Items of interest: Gain on franchise disposals $ 45.6 $ - $ 1.1 $ (0.4) $ - $ 0.4 $ - Executive transition costs - - (6.3) - - - - Adjusted SG&A expenses (excluding items of interest) $ 99.2 $ 92.2 $ 96.1 $ 97.3 $ 100.4 $ 96.8 $ 100.0 SG&A expenses as % of gross profit 46.1% 85.4% 75.2% 78.9% 77.8% 75.2% 78.8% Adjusted SG&A expenses (excluding items of interest) as % of gross profit 85.3% 85.4% 71.4% 78.5% 77.8% 75.5% 78.8% 2019 (In millions) January February Marc h April May June July GAAP pre-tax income $ 46.1 $ 0.3 $ 14.9 $ 8.7 $ 12.1 $ 16.0 $ 10.6 Gain on franchise disposals $ (45.6) $ - $ (1.1) $ 1.0 $ - $ (1.0) $ - Executive transition costs - - 6.3 - - - - Impairment charges - - 1.9 - - - - Subtotal: Pre-tax items of interest $ (45.6) $ - $ 7.1 $ 1.0 $ - $ (1.0) $ - Adjusted pre-tax income (excluding items of interest) $ 0.5 $ 0.3 $ 22.0 $ 9.8 $ 12.1 $ 15.0 $ 10.6 48

Non-GAAP Reconciliation – Adjusted EBITDA

(In thousands)	FY 2015	FY 2016	FY 2017	FY 2018	FY 2019	LTM* Q2 2020
Net Income (Loss)	$ 86,311	$ 93,193	$ 92,983	$ 51,650	$ 144,137	$ (93,226)
Provision For Income Taxes	55,962	59,899	13,198	22,645	54,954	(11,836)
Income (Loss) Before Taxes	$ 142,273	$ 153,092	$ 106,181	$ 74,295	$ 199,091	$(105,062)
Non-Floor Plan Interest	49,524	48,034	50,531	52,049	50,475	44,763
Depreciation and Amortization	72,130	81,034	92,127	96,652	95,646	94,129
Stock-Based Compensation Expense	9,814	11,165	11,119	11,853	10,797	10,768
Loss (Gain) On Exit Of Leased Dealerships	1,848	1,386	2,157	1,709	(170)	-
Impairment Charges	17,955	8,063	9,394	29,514	20,768	287,649
Loss (Gain) On Debt Extinguishment	-	(6)	14,607	-	6,690	6,690
Long-Term Compensation Charges	-	-	-	32,522	-	-
Loss (Gain) on Franchise Disposals	(2,748)	48	(9,980)	(39,307)	(74,812)	(27,302)
Adjusted EBITDA	$ 290,796	$ 302,816	$ 276,136	$ 259,287	$ 308,485	$ 311,635
Long-Term Debt (Including Current Portion)	$ 814,581	$ 882,678	$ 1,024,703	$ 945,083	$ 706,886	$ 749,531
Cash and Equivalents	(3,625)	(3,108)	(6,352)	(5,854)	(29,103)	(115,724)
Floor Plan Deposit Balance	(74,000)	(10,000)	(3,000)	-	-	(83,949)
Net Debt	$ 736,956	$ 869,570	$ 1,015,351	$ 939,229	$ 677,783	$ 549,858
Net Debt To Adjusted EBITDA Ratio	2.53	2.87	3.68	3.62	2.20	1.76

* LTM Q2 2020 Is For The Twelve Month Period Ended June 30, 2020. Balance Sheet Amounts For LTM Q2 2020 Are As Of June 30, 2020.

Sonic Automotive EchoPark AUTOMOTIVE

49

Non-GAAP Reconciliation – Adjusted EBITDA Q2 2020 Q2 2019 Franchised Franchised Dealerships EchoPark Discontinued Dealerships EchoPark Discontinued Segment Segment Operations Total Segment Segment Operations Total (In thousands) (In thousands) Net Income (Loss) $ 30,791 $ 26,599 Provision For Income Taxes 6,353 10,009 Income (Loss) Before Taxes $ 34,856 $ 2,577 $ (289) $ 37,144 $ 35,129 $ 1,693 $ (213) $ 36,608 Non-Floor Plan Interest 8,938 234 - 9,172 12,599 431 - 13,030 Depreciation And Amortization 20,514 2,758 - 23,272 21,736 2,668 - 24,404 Stock-Based Compensation Expense 2,971 - - 2,971 2,612 - - 2,612 Impairment Charges 833 - - 833 - - - - Gain On Franchise Disposals 1,117 - - 1,117 356 - - 356 Adjusted EBITDA $ 69,229 $ 5,569 $ (289) $ 74,509 $ 72,432 $ 4,792 $ (213) $ 77,010 50

Non-GAAP Reconciliation – Adjusted EBITDA

(In thousands)

	Q1 2020 Franchised Dealerships Segment	Q1 2020 EchoPark Segment	Q1 2020 Discontinued Operations	Q1 2020 Total	Q1 2019 Franchised Dealerships Segment	Q1 2019 EchoPark Segment	Q1 2019 Discontinued Operations	Q1 2019 Total
Net Income (Loss)				$ (199,333)				$ 42,221
Provision For Income Taxes				(44,200)				18,935
Income (Loss) Before Taxes	$ (245,344)	$ 2,096	$ (285)	$ (243,533)	$ 61,156	$ 180	$ (180)	$ 61,156
Non-Floor Plan Interest	10,043	365	-	10,408	11,829	433	-	12,262
Depreciation And Amortization	20,144	2,708	-	22,852	20,824	2,418	-	23,242
Stock-Based Compensation Expense	2,427	-	-	2,427	2,814	-	-	2,814
Loss (Gain) On Exit Of Leased Dealerships	-	-	-	-	(170)	-	-	(170)
Impairment Charges	268,000	-	-	268,000	26	1,926	-	1,952
Gain On Franchise Disposals	-	-	-	-	(46,750)	-	-	(46,750)
Adjusted EBITDA	$ 55,270	$ 5,169	$ (285)	$ 60,154	$ 49,729	$ 4,957	$ (180)	$ 54,506

(In thousands)

	Q4 2019 Franchised Dealerships Segment	Q4 2019 EchoPark Segment	Q4 2019 Discontinued Operations	Q4 2019 Total	Q4 2018 Franchised Dealerships Segment	Q4 2018 EchoPark Segment	Q4 2018 Discontinued Operations	Q4 2018 Total
Net Income (Loss)				$ 46,307				$ 21,821
Provision For Income Taxes				14,703				9,150
Income (Loss) Before Taxes	$ 75,466	$ (14,518)	$ 62	$ 61,010	$ 37,388	$ (6,196)	$ (221)	$ 30,971
Non-Floor Plan Interest	12,335	435	-	12,770	12,902	423	89	13,414
Depreciation And Amortization	20,972	2,765	-	23,737	21,086	2,211	-	23,297
Stock-Based Compensation Expense	2,690	-	-	2,690	1,264	-	-	1,264
Loss (Gain) On Exit Of Leased Dealerships	-	-	-	-	(1,080)	3	89	(988)
Impairment Charges	1,075	16,617	-	17,692	14,053	1,500	-	15,553
Loss On Debt Extinguishment	6,690	-	-	6,690	-	-	-	-
Gain On Franchise Disposals	(29,242)	-	-	(29,242)	(158)	-	-	(158)
Adjusted EBITDA	$ 89,986	$ 5,299	$ 62	$ 95,347	$ 85,455	$ (2,059)	$ (43)	$ 83,353

51

Non-GAAP Reconciliation – Adjusted EBITDA

	Q3 2019 Franchised Dealerships Segment	Q3 2019 EchoPark Segment	Q3 2019 Discontinued Operations	Q3 2019 Total	Q3 2018 Franchised Dealerships Segment	Q3 2018 EchoPark Segment	Q3 2018 Discontinued Operations	Q3 2018 Total
				(In thousands)				
Net Income (Loss)				$ 29,010				$ 15,118
Provision For Income Taxes				11,307				7,262
Income (Loss) Before Taxes	$ 38,417	$ 2,123	$ (223)	$ 40,317	$ 28,087	$ (5,455)	$ (252)	$ 22,380
Non-Floor Plan Interest	12,011	402	-	12,413	12,279	423	98	12,800
Depreciation And Amortization	21,561	2,703	-	24,264	22,140	1,999	-	24,139
Stock-Based Compensation Expense	2,681	-	-	2,681	4,578	-	-	4,578
Loss (Gain) On Exit Of Leased Dealerships	-	-	-	-	24	4	103	131
Impairment Charges	-	1,124	-	1,124	-	-	-	-
Gain On Franchise Disposals	823	-	-	823	88	-	-	88
Adjusted EBITDA	$ 75,493	$ 6,352	$ (223)	$ 81,622	$ 67,196	$ (3,029)	$ (51)	$ 64,116

	Q2 2019 Franchised Dealerships Segment	Q2 2019 EchoPark Segment	Q2 2019 Discontinued Operations	Q2 2019 Total	Q2 2018 Franchised Dealerships Segment	Q2 2018 EchoPark Segment	Q2 2018 Discontinued Operations	Q2 2018 Total
				(In thousands)				
Net Income (Loss)				$ 26,599				$ 16,905
Provision For Income Taxes				10,009				8,142
Income (Loss) Before Taxes	$ 35,129	$ 1,693	$ (213)	$ 36,608	$ 53,176	$ (27,832)	$ (297)	$ 25,047
Non-Floor Plan Interest	12,599	431	-	13,030	12,349	406	106	12,861
Depreciation And Amortization	21,736	2,668	-	24,404	22,801	1,919	-	24,720
Stock-Based Compensation Expense	2,612	-	-	2,612	3,049	-	-	3,049
Loss (Gain) On Exit Of Leased Dealerships	-	-	-	-	(2,618)	6	106	(2,506)
Impairment Charges	-	-	-	-	10,317	-	-	10,317
Long-Term Compensation Charges	-	-	-	-	-	23,333	-	23,333
Gain On Franchise Disposals	356	-	-	356	(38,047)	-	-	(38,047)
Adjusted EBITDA	$ 72,432	$ 4,792	$ (213)	$ 77,010	$ 61,027	$ (2,168)	$ (85)	$ 58,774

Sonic Automotive EchoPark AUTOMOTIVE 52

→ Non-GAAP Reconciliation – Adjusted EBITDA

(In thousands)

	Q1 2019				Q1 2018			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
Net Income (Loss)				$ 42,221				$ (2,194)
Provision For Income Taxes				18,935				(1,910)
Income (Loss) Before Taxes	$ 61,156	$ 180	$ (180)	$ 61,156	$ 10,830	$ (14,686)	$ (248)	$ (4,104)
Non-Floor Plan Interest	11,829	433	-	12,262	12,469	389	115	12,973
Depreciation And Amortization	20,824	2,418	-	23,242	22,830	1,666	-	24,496
Stock-Based Compensation Expense	2,814	-	-	2,814	2,962	-	-	2,962
Loss (Gain) On Exit Of Leased Dealerships	(170)	-	-	(170)	4,955	7	109	5,071
Impairment Charges	26	1,926	-	1,952	3,561	82	-	3,643
Long-Term Compensation Charges	-	-	-	-	-	9,189	-	9,189
Gain On Franchise Disposals	(46,750)	-	-	(46,750)	(1,190)	-	-	(1,190)
Adjusted EBITDA	$ 49,729	$ 4,957	$ (180)	$ 54,506	$ 56,417	$ (3,353)	$ (24)	$ 53,040

(In thousands)

	Q4 2018				Q4 2017			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
Net Income (Loss)				$ 21,821				$ 61,952
Provision For Income Taxes				9,150				(8,399)
Income (Loss) Before Taxes	$ 37,388	$ (6,196)	$ (221)	$ 30,971	$ 57,822	$ (3,976)	$ (293)	$ 53,553
Non-Floor Plan Interest	12,902	423	89	13,414	12,449	276	123	12,848
Depreciation And Amortization	21,086	2,211	-	23,297	22,639	1,314	-	23,953
Stock-Based Compensation Expense	1,264	-	-	1,264	2,217	-	-	2,217
Loss (Gain) On Exit Of Leased Dealerships	(1,080)	3	89	(988)	23	-	118	141
Impairment Charges	14,053	1,500	-	15,553	6,079	-	-	6,079
Long-Term Compensation Charges	-	-	-	-	-	1,271	-	1,271
Gain On Franchise Disposals	(158)	-	-	(158)	(1,507)	-	(6)	(1,513)
Adjusted EBITDA	$ 85,455	$ (2,059)	$ (43)	$ 83,353	$ 99,722	$ (1,115)	$ (58)	$ 98,549

53

Non-GAAP Reconciliation – Adjusted EBITDA Q3 2018 Q3 2017 Franchised Franchised Dealerships EchoPark Discontinued Dealerships EchoPark Discontinued Segment Segment Operations Total Segment Segment Operations Total (In thousands) Net Income (Loss) $ 15,118 $ 19,440 Provision For Income Taxes 7,262 13,935 Income (Loss) Before Taxes $ 28,087 $ (5,455) $ (252) $ 22,380 $ 38,228 $ (4,372) $ (481) $ 33,375 Non-Floor Plan Interest 12,279 423 98 12,800 12,126 253 132 12,511 Depreciation And Amortization 22,140 1,999 - 24,139 22,179 1,317 - 23,496 Stock-Based Compensation Expense 4,578 - - 4,578 3,179 - - 3,179 Loss (Gain) On Exit Of Leased Dealerships 24 4 103 131 (173) - 362 189 Impairment Charges - - - - 200 - - 200 Gain On Franchise Disposals 88 - - 88 (8,490) - - (8,490) Adjusted EBITDA $ 67,196 $ (3,029) $ (51) $ 64,116 $ 67,249 $ (2,802) $ 13 $ 64,460 54

Investor Relations Contact: Sonic Automotive Inc. (NYSE: SAH) KCSA Strategic Communications Danny Wieland, Director of Financial Reporting David Hanover / Scott Eckstein ir@sonicautomotive.com sonic@kcsa.com (704) 927-3462 (212) 896-1220